Summary of Essential Information
as of June 30, 1999

SIZE OF OFFERING
-------------------------------------------

Aggregate Value of Securities......  $241,704.45
Number of Units....................       24,390

PRICE
-------------------------------------------

Public Offering Price Per Unit
  (including sales charge).....           $10.00
Minimum Purchase: $1,000
Public Offering Price Per 100
  Units (including sales
  charge)......................           $1,000

RECORD DATES
-------------------------------------------

January 1, 2000 and October 2, 2000

DISTRIBUTION DATES
-------------------------------------------

January 15, 2000 and October 9, 2000

TERMINATION DATE
------------------------------------------------
October 2, 2000

SALES CHARGE
------------------------------------------------
The sales charge is 2.90% of the Public Offering Price of which $20 per 100 Units is deferred. The deferred sales charge generally is paid from the proceeds of securities sold each month commencing October 29, 1999 ($2.50 per 100 Units per month for 8 months). Volume discounts begin on orders of $25,000 or more.
------------------------------------------------

TRUSTEE                      SPONSOR
The Bank of New York         Dean Witter Reynolds Inc.
101 Barclay Street           2 World Trade Center
New York, New York 10286     New York, New York 10048

------------------------------------------------

    MORGAN STANLEY DEAN WITTER IS A SERVICE MARK OF MORGAN STANLEY DEAN WITTER & CO.

HISTORICAL PERFORMANCE

The following table shows the actual performance of (i) the S&P
500-Registered Trademark- Index and (ii) a hypothetical investment in the Select Global 30 strategy (the average of the total return in U.S. dollars of the 10 highest yielding stocks in each of the DJIA, FT Index and H.S. Index) (but not any trust) for each year indicated.

                                              S&P                    SELECT
             YEAR                  500-REGISTERED TRADEMARK-       GLOBAL 30
            ENDED                            INDEX                  STRATEGY
            12/31                        TOTAL RETURN             TOTAL RETURN
------------------------------    ---------------------------     ------------
            1984                              5.97%                   17.94%
            1985                             31.06%                   48.79%
            1986                             18.54%                   39.15%
            1987                              5.67%                   17.51%
            1988                             16.34%                   20.66%
            1989                             31.23%                   17.10%
            1990                             -3.14%                    0.45%
            1991                             30.00%                   31.52%
            1992                              7.43%                   15.90%
            1993                              9.94%                   59.68%
            1994                              1.29%                  -10.46%
            1995                             37.11%                   17.46%
            1996                             22.70%                   24.36%
            1997                             33.10%                    3.32%
            1998                             28.37%                    5.90%
       1/1/99 through                             %                        %
           6/30/99                           12.35                    21.25
------------------------------            --------                ------------
    Average Annual Return,                   17.68%                   19.34%
          1984-1998

Returns shown represent price changes plus dividend returns and do not reflect commissions incurred in buying and selling portfolio securities or taxes. Only the Select Global 30 Strategy figures reflect Trust sales charges (the full sales charge in the first year; reduced rollover sales charges thereafter), estimated expenses and quarterly reinvestment of dividends. These returns are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. The actual returns of a particular trust or purchase of units of a trust will vary from hypothetical strategy returns due to, among other things, timing differences and the fact that an actual trust has sales charges, expenses and commissions. As indicated in the above table, the Select Global 30 strategy underperformed the S&P 500 Index in certain years and there can be no assurance that the Trust will outperform a hypothetical investment in the S&P 500 Index over the life of the Trust.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed or sold, may be worth more or less than their original cost.

S&P 500 is a registered trademark of the McGraw-Hill Companies, Inc.

#37615

                        SCHEDULE OF PORTFOLIO SECURITIES
                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                        SELECT GLOBAL 30 PORTFOLIO 99-3
                       ON DATE OF DEPOSIT, JUNE 30, 1999

                                                                                            PERCENTAGE
                                                       CURRENT                                  OF
                                                       ANNUAL                 PROPORTIONATE  AGGREGATE
                                                      DIVIDEND                RELATIONSHIP    MARKET       PRICE PER
PORTFOLIO                                                PER      NUMBER OF   BETWEEN NO.    VALUE OF      SHARE TO
   NO.      NAME OF ISSUER                            SHARE (1)    SHARES      OF SHARES       TRUST         TRUST
---------   ----------------------------------------  ---------   ---------   -----------   -----------   -----------
            DJIA STOCKS
   1.       Caterpillar                                 $ 1.30         131          0.25%         3.25%     $ 60.0000
   2.       Chevron                                       2.44          84          0.16          3.31        95.1875
   3.       Dupont (E.I.) de Nemours & Co.                1.40         117          0.23          3.31        68.3125
   4.       Eastman Kodak Co.                             1.76         118          0.23          3.31        67.7500
   5.       Exxon Corp.                                   1.64         105          0.20          3.35        77.1250
   6.       General Motors Corp.                          2.00         120          0.23          3.28        66.0000
   7.       Minnesota Mining and Manufacturing Co.        2.24          93          0.18          3.35        86.9375
   8.       Morgan (J.P.), & Co., Incorporated            3.96          58          0.11          3.37       140.5000
   9.       Philip Morris Cos., Inc.                      1.76         201          0.39          3.34        40.1875
  10.       Sears, Roebuck & Company                      0.92         177          0.34          3.26        44.5625
            FT INDEX STOCKS
  11.       Allied-Domecq PLC                            0.482         841          1.62          3.35         9.6355
  12.       Blue Circle Industries PLC                   0.239       1,189          2.29          3.35         6.8143
  13.       Boots Company PLC                            0.374         687          1.32          3.35        11.7899
  14.       British Airways PLC                          0.282       1,160          2.24          3.35         6.9800
  15.       Imperial Chemical Industries PLC             0.504         824          1.59          3.35         9.8328
  16.       Marks & Spencer PLC                          0.226       1,438          2.77          3.35         5.6345
  17.       Peninsular & Oriental Steam Navigation
              Company                                    0.496         518          1.00          3.35        15.6488
  18.       Royal & Sun Alliance Insurance Group PLC     0.362         896          1.73          3.35         9.0358
  19.       Scottish Power PLC                           0.354         932          1.80          3.35         8.6885
  20.       Tate & Lyle PLC                              0.271       1,281          2.47          3.35         6.3211
            HS INDEX STOCKS
  21.       Amoy Properties Limited                      0.058       8,500         16.39          3.40         0.9668
  22.       CLP Holdings Limited                         0.206       2,000          3.86          4.04         4.8856
  23.       Great Eagle Holdings Limited                 0.058       4,000          7.71          2.99         1.8047
  24.       Hang Seng Bank Limited                       0.441         700          1.35          3.29        11.3761
  25.       Henderson Investment Limited                 0.028      11,000         21.21          3.26         0.7154
  26.       Henderson Land Development Company
              Limited                                    0.193       1,000          1.93          2.38         5.7493
  27.       Hongkong Electric Holdings Limited           0.185       2,500          4.82          3.36         3.2485
  28.       Hong Kong Telecommunications Limited         0.110       3,200          6.17          3.49         2.6362
  29.       Hysan Development Company Limited            0.048       5,000          9.64          3.15         1.5211
  30.       Wharf Holdings Limited                       0.101       3,000          5.78          4.01         3.2291
                                                                  ---------
                                                                    51,870
                                                                  ---------
                                                                  ---------

--------------------------
(1) Based on the latest quarterly or semiannual declaration in the case of stocks in the DJIA and the most recent interim and final dividends declared in the case of Foreign Securities. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to the dividend listed above.

INVEST IN THE 10 HIGHEST YIELDING STOCKS IN EACH OF THE
DOW JONES INDUSTRIAL AVERAGE-TM-*, FINANCIAL TIMES INDEX AND HANG SENG INDEX FOR AS LITTLE AS $1,000

SELECT EQUITY TRUSTS

Achieving financial success in today's dynamic markets depends on SELECTING the right investment strategy. As new opportunities emerge, sparked by changing business trends, market strategies must be geared to capitalize on them. Because such opportunities may not be easily identified by individual investors, Morgan Stanley Dean Witter has developed the SELECT GLOBAL 30 PORTFOLIO 99-3. It is specifically designed for investors seeking income and above-average growth potential.

PORTFOLIO SELECTION

The portfolio of the Trust consists of the 10 common stocks in each of the Dow Jones Industrial Average, Financial Times Index and Hang Seng Index having the highest dividend yield (on or shortly prior to the business day prior to the date of the prospectus).

SHORT-TERM LIFE

The Trust will terminate in approximately one year. The portfolio will then be liquidated or distributed to unitholders in-kind at their election. You may, of course, sell or redeem your Units prior to the Trust's termination. Although the Trust is a one year investment, the strategy is long term. Investors should consider reinvesting in successive trusts, for example, for at least three to five years, to take advantage of the long term strategy.

REINVESTMENT OPTION

Investors may elect to have distributions automatically reinvested in additional units of the Trust subject to the then remaining deferred sales charge.

NO TURNOVER

The Trust typically has no turnover during its life. Unitholders know exactly where their money is invested. Managed investment portfolios may have very high turnover rates over a one-year period.

EASY LIQUIDITY

All or a portion of your Units may be liquidated at any time based on net asset value (including deduction for any unpaid deferred sales charge). The price you receive will reflect market conditions and could be more or less than the price originally paid. Investors may at termination choose to receive their share of the Trust's actual underlying securities.

SUITED FOR RETIREMENT ACCOUNTS

This Trust may be an attractive investment vehicle for a self-directed IRA or self-employed retirement plan ("Keogh plan"). Unless held in an IRA or other tax-deferred vehicle there may be current tax consequences associated with an investment in this type of unit investment trust. As an income- and growth-oriented investment it may be a suitable complement to help achieve overall portfolio diversification.

NO MARKET TIMING

The Trust leaves "emotional trading" behind by focusing and buying a portfolio of stocks with high dividend yields. Due to the Trust's "buy and hold" strategy, an investor's money is generally invested at all times. Managed investment vehicles buy and sell securities and may have a sizable percentage of assets in cash.

ROLLOVER OPTIONS

Investors, in connection with the Trust's termination, may elect to roll over their investment into units of a new series, if offered, subject only to the deferred sales charge. There are two rollover options available to investors.

    (1) The tax-deferred rollover feature enables investors to defer any capital gains/losses on stocks which are carried over into the new portfolio.

    (2) If an investor prefers not to defer tax consequences, or is holding this investment in a qualified account (e.g. IRA-2000-Registered Trademark-), an investor may elect traditional, non-deferred rollover.

RISKS AND OTHER CONSIDERATIONS

The Trust is an unmanaged, fixed portfolio, and changes in relative dividend yields will not cause changes to the Trust's portfolio. There are certain risks associated with investment in common stocks, particularly foreign securities, including price volatility resulting from factors affecting particular common stock and the equity markets in general. Foreign securities also present currency exchange and additional political and economic risks. The Trust helps reduce risk because an investment is divided among 30 stocks from various industry groups. It would be difficult for the average investor to achieve a comparable level of diversification, without making a substantial capital commitment or incurring odd lot charges. There is increased risk associated with an investment in Hang Seng Index securities. Such securities may be considered speculative. See the Prospectus for more complete information concerning risks.

------------------------------
*Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. which has not participated in any way in the creation of the Trust or in the selection of the stocks in the portfolio and has not approved any information included in this brochure or in the Trust's prospectus. The publishers of the Financial Times Index and Hang Seng Index have not participated in any way in the creation of the Trust or in the selection of stocks included in the Trust.

FOR A COPY OF THE PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND RISKS, CONTACT YOUR FINANCIAL ADVISOR. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

               [LOGO]

SELECT GLOBAL 30
PORTFOLIO 99-3
(A UNIT INVESTMENT TRUST)

-INCOME AND ABOVE-AVERAGE
   GROWTH POTENTIAL

- GLOBAL DIVERSIFICATION

- EASY LIQUIDITY

- REINVESTMENT

- ROLLOVER OPTION

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE UNITS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

MORGAN STANLEY DEAN WITTER